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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 1994

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                          KLA INSTRUMENTS CORPORATION
             (Exact name of registrant as specified in its charter)

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
           DELAWARE                           0-9992                          04-256411
 (State or other jurisdiction        (Commission File Number)              (I.R.S. Employer
               of                                                        Identification No.)
incorporation or organization)
              160 RIO ROBLES, SAN JOSE, CA                                 95161
        (Address of principal executive offices)                        (Zip Code)
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       Registrant's telephone number, including area code: (408) 434-4200

   (Former name, former address and former fiscal year, if changed since last report)

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   THIS REPORT, INCLUDING EXHIBITS, CONSISTS OF 5 PAGES. THE EXHIBIT INDEX IS
                               LOCATED ON PAGE 4.
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ITEM 5.  OTHER EVENTS

     On January 19, 1994, KLA Instruments Corporation ("KLA") announced in a press release its revenues and earnings per share for its second quarter ended December 31, 1993.

     A copy of the press release is attached hereto as Exhibit 1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

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  EXHIBIT NO.                                     DESCRIPTION
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
       1         Press Release of KLA dated January 19, 1994 regarding its revenues and earnings per share for its second quarter ended December 31, 1993.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 18, 1994                       KLA INSTRUMENTS CORPORATION

                                            By:         ROBERT J. BOEHLKE
                                                Robert J. Boehlke, Vice
                                                President,
                                                Finance and Administration, and
                                                Chief
                                                Financial Officer
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                          KLA INSTRUMENTS CORPORATION

                                 EXHIBIT INDEX
                                  TO FORM 8-K
                             DATED JANUARY 19, 1994

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                                                                                   SEQUENTIALLY
                                                                                     NUMBERED
EXHIBIT NO.                                 DESCRIPTION                                PAGE
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
     1          Press Release of KLA dated January 19, 1994 regarding its revenues       5
                and earnings per share for its second quarter ended December 31,
                1993.
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